UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):           February 4, 2011

AVANTAIR, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	20-1635240
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762
(Address of Principal Executive Offices)

Registrant's telephone number, including area code	(727) 539-0071

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 4, 2011, the Third Amended and Restated By Laws of the Company were adopted by the Board of Directors.  A copy of the same is attached hereto as Exhibit 3.1.  The Board of Directors adopted a revision to the Company’s By Laws related to the voting standard such that a nominee for the election of directors shall receive an affirmative vote of a majority of the votes cast with respect to such nominee in order to be elected.  The previous By Laws of the Company provided that a plurality of votes cast were sufficient to elect the nominee.

Item 9.01.  Financial Statements And Exhibits.

(d)           EXHIBITS.

3.1.          Third Amended and Restated By Laws of Avantair, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAIR, INC.

Date: February 8, 2011	By:	/s/ Steven Santo
Steven Santo

Chief Executive Officer (Authorized Officer and Principal Executive Officer)